SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 23, 2004

                          PACIFIC PREMIER BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                              ---------------------
                              (Commission File No.)

           DELAWARE                                               33-0743196
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       (State or Other                                          (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

             1600 Sunflower Ave, Second Floor, Costa Mesa, CA       92626
             ------------------------------------------------     ----------
             (Address of Principal Executive Offices)             (Zip Code)

                                 (714) 431-4000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 7.01 Regulation FD Disclosure

      On November 23, 2004 the Company issued a press release stating that Pacific Premier Bancorp, Inc. President and CEO, Steven R. Gardner, will be presenting at Friedman Billings Ramsey ("FBR") 11th Annual Investor Conference on Wednesday, December 1, 2004.

Item 9.01 Financial Statements and Exhibits

      A copy of PPBI's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PACIFIC PREMIER BANCORP, INC.

Dated: November 23, 2004               By: /s/ STEVEN R. GARDNER
                                           -------------------------------------
                                           Steven R. Gardner
                                           President and Chief Executive Officer